Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY EQUITY AND INCOME FUND
Investor Class  HEIFX  |  Institutional Class  HEIIX

Summary Prospectus, February 29, 2016

hennessyfunds.com|1-800-966-4354

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, as supplemented from time to time, and other information about the Fund, including the Statement of Additional Information, online at hennessyfunds.com/investing-with-us/literature-library.fs. You can also get this information at no cost by calling 1-800-966-4354 or 1-415-899-1555 or by sending an e-mail request to fundsinfo@hennessyfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 29, 2016, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Hennessy Equity and Income Fund seeks long-term capital growth and current income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES	Investor	Institutional
(fees paid directly from your investment)	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.80%		0.80%
Distribution and Service (12b-1) Fees[1]		0.15%		None
Other Expenses		0.43%		0.24%
Shareholder Servicing[1]	0.10%		None
Remaining Other Expenses	0.33%		0.24%
Acquired Fund Fees and Expenses[2]		0.05%		0.05%
Total Annual Fund Operating Expenses		1.43%		1.09%

[1]
For Investor Class shares, effective March 1, 2015, the Distribution and Service (12b-1) Fees were reduced from 0.25% to 0.15% and Shareholder Servicing Fees of 0.10% were implemented.  The expense table has been restated to reflect that such rates will be in effect for the entire 2016 fiscal year.

[2]
Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$146	$452	$782	$1,713
Institutional	$111	$347	$601	$1,329

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategy

The Fund is designed as a balanced fund that seeks yield income and long-term capital appreciation with reduced volatility of returns.  The Portfolio Managers’ approach places a focus on seeking downside protection.  Under normal circumstances, the Fund will invest approximately 60% of its assets in equity securities and approximately 40% of its assets in fixed income securities, but this allocation mix may change over time based on the Manager’s view of economic conditions and underlying security values.  The Fund invests in a blend of primarily domestic common stocks, preferred stocks, convertible securities and core, high quality domestic corporate, agency and government bonds.

EQUITY ALLOCATION

The equity Portfolio Managers utilize a fundamental, value-oriented investment approach, focusing on larger, high-quality companies that have demonstrated market dominance, have low business risk and continue to have solid long-term growth prospects.  The Portfolio Managers give consideration to companies that have shareholder-oriented management, with a history of aligning with shareholder interest through stock incentives, insider buying and corporate stock buybacks.  Many of the stocks held by the Fund are expected to pay dividends.

In addition to the types of securities described above, the Fund’s investments may include foreign securities, including American Depository Receipts or other types of depository receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S. The Fund may invest in the stocks of companies of any size without regard to market capitalization. The Fund may invest in securities issued in initial public offerings.

FIXED INCOME ALLOCATION

The fixed income Portfolio Managers focus on higher quality, intermediate term fixed income securities, but they may invest up to 10% of the Fund’s assets in high-yield bonds (commonly known as “junk bonds”).  In addition to the types of securities described above, the Fund may invest in mortgage-backed securities, asset-backed securities and U.S. denominated bonds issued by foreign companies.  The Fund may invest directly in fixed income securities or it may invest indirectly in fixed income securities by investing in other investment companies (including exchange-traded funds, referred to as ETFs) that invest in fixed income securities.

The fixed income Portfolio Managers employ continuous analysis and assessment of the variables that influence bond prices. They will use this proprietary approach, which combines economic momentum, inflationary expectations and technical factors, to evaluate interest rate changes in order to manage the duration of the portfolio in an effort to mitigate downside risk and maximize total return.

As of January 31, 2016, the dollar-weighted average maturity of the Fund’s portfolio is 6.59 years based on stated maturity.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Debt Investments Risk:  The yields and principal values of debt securities will also fluctuate. Generally, values of debt securities change inversely with interest rates.  That is, as interest rates go up, the values of debt securities tend to go down and vice versa.  Furthermore, these fluctuations tend to increase as a bond’s maturity increases such that a longer-term bond will increase or decrease more for a given change in interest rates than a shorter-term bond.

Foreign Securities Risk:  The Fund may invest in the securities of foreign issuers, including American Depositary Receipts, which are U.S. dollar-denominated securities of foreign issuers traded in the U.S., and Yankee bonds, which are U.S. dollar-denominated bonds issued by foreign companies.  There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies, which may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

High-Yield Investments Risk:  The Fund may invest a portion of its assets in lower-rated, high-yielding bonds (commonly known as “junk bonds”).  These bonds have a greater degree of default risk than higher-rated bonds.  Default risk is the possibility that the issuer of a debt security will fail to make timely payments of principal or interest to the Funds.

Mortgage-Backed and Asset-Backed Securities Investments Risk:  Mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer.  If prepayment occurs, the Fund may have to replace the security by investing the proceeds in a less attractive security.  This may reduce the Fund’s share price and income distribution.

Investment Company Securities Risk:  When the Fund invests in another investment company (including ETFs), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the risks taken by the underlying funds in which it invests.

ETF Risk:  In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to non-exchange traded funds: (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with an index that reflects a broad measure of market performance, the S&P 500 Index, as well as an additional index that reflects types of securities in which the Fund invests, the Blended Balanced Index (which consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Barclays Capital Intermediate U.S. Government/Credit Index).  For additional information on these indices, please see “Descriptions of Indices” on page 66 of the Prospectus. The Fund is the successor to the FBR Balanced Fund (the “Predecessor Equity and Income Fund”).  The performance information provided for the periods on or prior to October 26, 2012 is historical information for the Predecessor Equity and Income Fund, which had the same investment objective and substantially similar investment strategy as the Fund.  The Predecessor Balanced Fund was the investment successor to the AFBA 5Star Balanced Fund (the “AFBA Predecessor Balanced Fund”).  The performance information provided for periods prior to March 12, 2010 is historical information for the Advisor Class shares of the AFBA Predecessor Balanced Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Fund’s website (hennessyfunds.com).

HENNESSY EQUITY AND INCOME FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 10.89% for the quarter ended September 30, 2009 and the lowest quarterly return was -13.66% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares as the share classes have different expenses.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2015)

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and
Income Fund – Investor

Returns before taxes	-2.62%	8.45%	7.02%

Returns after taxes
on distributions	-3.37%	7.66%	5.82%

Returns after taxes on
distributions and sale
of fund shares	-0.86%	6.65%	5.43%

Hennessy Equity and
Income Fund – Institutional

Returns before taxes	-2.25%	8.76%	7.30%

S&P 500 Index
(reflects no deduction for
fees, expenses or taxes)	1.38%	12.57%	7.31%

Blended Balanced Index
(reflects no deduction for
fees, expenses or taxes)	1.49%	8.65%	6.29%

We use the Blended Balanced Index as an additional index because it compares the Fund’s performance with the returns of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only and after-tax returns for Institutional Class shares will vary.  The Fund’s return after taxes on distributions and sale of Fund shares may be higher than its return before taxes and return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have resulted.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Sub-Advisors

The sub-advisor for the equity allocation of the Fund is The London Company of Virginia, LLC (“The London Company”) and the sub-advisor for the fixed income allocation of the Fund is Financial Counselors, Inc. (“FCI”).

Portfolio Managers

The London Company investment team, which is comprised of Stephen M. Goddard, CFA, Jonathan T. Moody, J. Brian Campbell, CFA and Mark E. DeVaul, CFA, CPA, is primarily responsible for the day-to-day management of the portfolio of the equity allocation of the Fund and for developing and executing its investment program.  Mr. Goddard has served as the Lead Portfolio Manager of the equity allocation of the Fund since July 2007 and is also the Managing Director and Founder of The London Company.  Messrs. Moody, Campbell and DeVaul have each served as a Portfolio Manager of the equity allocation of the Fund since July 2007, September 2010 and July 2011, respectively.

The FCI investment team, which is comprised of Gary B. Cloud, CFA, and Peter G. Greig, CFA, is primarily responsible for the day-to-day management of the portfolio of the fixed income allocation of the Fund and for developing and executing its investment program.  Messrs. Cloud and Greig have each served as a Portfolio Manager of the fixed income allocation of the Fund since July 2007 and each also serves as a Senior Vice President of FCI.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time on Monday through Thursday or between 9:00 a.m. and 5:00 p.m. Eastern time/6:00 a.m. and 2:00 p.m. Pacific time on Friday (excluding holidays).  You may buy Fund shares each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of the Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Fund may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

Distributions on Fund shares are taxable and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.